EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of O2Diesel Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Alan Rae, Chief Executive Officer, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003                By:  /s/Alan Rae
                                           -----------
                                           Name:  Alan Rae
                                           Title:  Chief Executive Officer
                                           (Principal Executive Officer)


A signed original of this written statement required by Section 906 has been provided to O2Diesel Corporation and will be retained by O2Diesel Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of O2Diesel Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, David Koontz, Chief Financial Officer, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 14, 2003                By:  /s/David Koontz
                                           ---------------
                                           Name:  David Koontz
                                           Title:  Chief Financial Officer
                                           (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to O2Diesel Corporation and will be retained by O2Diesel Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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